This is filed pursuant to Rule 497(c).
File Nos. 33-74230 and 811-08294.

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]                   AFD EXCHANGE RESERVES
-------------------------------------------------------------------------------
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

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AFD Exchange Reserves (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, and is thus referred to as a "money market fund."

Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated February 3, 1997 which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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An investment in the Fund is not (i) insured or guaranteed by the U.S. Govern-
ment, (ii) a deposit or obligation of, or guaranteed or endorsed by, any bank, or (iii) federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/February 3, 1997

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transac-tion costs from investing in the Fund and annual expenses for each class of shares. The example following the table shows the cumulative expenses attrib-utable to a hypothetical $1,000 investment in each class for the periods spec-ified.

                               CLASS A SHARES CLASS B SHARES    CLASS C SHARES
                               -------------- ---------------   ---------------
 Maximum sales charge imposed
  on purchases (as a percent-
  age of offering price).....       None             None            None
 Sales charge imposed on div-
  idend reinvestments........       None             None            None
 Deferred sales charge (as a
  percentage of original pur-       None(a)      4.0% during     1.00% during
  chase price or redemption                    the first year,  the first year,
  proceeds, whichever is low-                  decreasing 1.0%   0% thereafter
  er)........................                   annually to 0%
                                                  after the
                                                    fourth
                                                  year(b)(c)
 Exchange Fee................       None             None            None
ANNUAL FUND OPERATING EX-
 PENSES (as a percentage of
 average net assets)
 Management fees.............        .25%             .25%            .25%
 Rule 12b-1 fees.............        .50%            1.00%            .75%
 Other expenses(d)...........        .54%             .54%            .55%
                                    ----      ---------------   ---------------
 Total fund operating
  expenses(d)................       1.29%            1.79%           1.55%
                                    ====      ===============   ===============

--------
(a) Purchases of Class A shares of $1,000,000 or more (or that were received in exchange or following a series of exchanges of Class A shares of an Al-liance Mutual Fund that were part of an original purchase of $1,000,000 or more) may be subject to a 1% deferred sales charge on redemptions within one year of the original purchase for cash. See "Purchase and Sale of Shares--How to Buy Shares--Class A Shares" in this Prospectus.
(b) For Class B shares purchased for cash. The contingent deferred sales charge schedule applicable to a shareholder's redemption of Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund is the schedule applicable to redemptions of Class B shares of the Alliance Mutual Fund originally purchased for cash by the shareholder.
(c) Class B shares will automatically convert to Class A shares a certain num-ber of years after the end of the calendar month in which the sharehold-er's order to purchase was accepted. For Class B shares purchased for cash, the number of years is eight. For Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund, the number of years depends on the conversion schedule of the Class B shares of the Al-liance Mutual Fund originally purchased. Currently, the longest such pe-riod is eight years. See "Purchase and Sale of Shares--How to Buy Shares-- Class B Shares--Deferred Sales Charge Alternative"--in this Prospectus.
(d) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance Capital Management L.P., based on a fixed dollar amount charged to the Fund for each shareholder's account.

EXAMPLE

 Cumulative expenses     Class Class  Class  Class Class
 paid for the period of    A    B+     B++    C+    C++
 ----------------------  ----- -----  -----  ----- -----
  1 year.............    $ 13  $ 58   $ 18   $ 26  $ 16
  3 years............    $ 41  $ 76   $ 56   $ 49  $ 49
  5 years............    $ 71  $ 97   $ 97   $ 84  $ 84
 10 years............    $156  $197*  $197*  $185  $185

--------
 + Assumes redemption at end of period and the highest applicable deferred sale charge schedule. See note (b) above.
++ Assumes no redemption at end of period.
 * Assumes the longest applicable conversion schedule. See note (c) above.

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum ini-tial sales charges permitted by the Rules of Fair Practice of the National As-sociation of Securities Dealers, Inc. See "Management of the Fund--Rule 12b-1 Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The example set forth above as-sumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commis-sion") regulations. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (AUDITED)


  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                       CLASS A
                                          --------------------------------------
                                            YEAR ENDED
                                          SEPTEMBER 30,        MARCH 25, 1994(a)
                                          ----------------            TO
                                           1996     1995       SEPTEMBER 30,1994
                                          -------  -------     -----------------
Net asset value, beginning of period....  $  1.00  $  1.00          $  1.00
                                          -------  -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................    .0416    .0453            .0126
                                          -------  -------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income....   (.0416)  (.0453)          (.0126)
                                          -------  -------          -------
Net asset value, end of period..........  $  1.00  $  1.00          $  1.00
                                          =======  =======          =======
TOTAL RETURN
Total investment return based on net as-
 set value(b)...........................     4.24%    4.64%            2.45%(c)
                                          =======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in millions).      $41      $41              $18
Ratio of average net assets to:
 Expenses, net of waivers...............     1.29%    1.21%            1.82%(c)
 Expenses, before waivers...............     1.29%    1.29%            1.82%(c)
 Net investment income..................     4.15%    4.63%(d)         2.62%(c)

                                                       CLASS B
                                          --------------------------------------
                                            YEAR ENDED
                                           SEPTEMBER 30,       MARCH 25, 1994(a)
                                          ----------------            TO
                                           1996     1995       SEPTEMBER 30,1994
                                          -------  -------     -----------------
Net asset value, beginning of period....  $  1.00  $  1.00          $  1.00
                                          -------  -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................    .0366    .0404            .0101
                                          -------  -------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income....   (.0366)  (.0404)          (.0101)
                                          -------  -------          -------
Net asset value, end of period..........  $  1.00  $  1.00          $  1.00
                                          =======  =======          =======
TOTAL RETURN
Total investment return based on net as-
 set value(b)...........................     3.72%    4.12%            1.95%(c)
                                          =======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in millions).      $65      $65              $31
Ratio of average net assets to:
 Expenses, net of waivers...............     1.79%    1.70%            2.35%(c)
 Expenses, before waivers...............     1.79%    1.78%            2.35%(c)
 Net investment income..................     3.67%    4.17%(d)         1.91%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

                                                      CLASS C
                                          -------------------------------------
                                            YEAR ENDED
                                          SEPTEMBER 30,       MARCH 25, 1994(a)
                                          ---------------            TO
                                           1996    1995       SEPTEMBER 30,1994
                                          ------  -------     -----------------
Net asset value, beginning of period..... $ 1.00  $  1.00          $  1.00
                                          ------  -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................  .0390    .0430            .0112
                                          ------  -------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income..... (.0390)  (.0430)          (.0112)
                                          ------  -------          -------
Net asset value, end of period........... $ 1.00  $  1.00          $  1.00
                                          ======  =======          =======
TOTAL RETURN
Total investment return based on net as-
 set value(b)............................   3.98%    4.39%            2.18%(c)
                                          ======  =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)..    $13      $10               $5
Ratio of average net assets to:
 Expenses, net of waivers................   1.55%    1.45%            2.08%(c)
 Expenses, before waivers................   1.55%    1.52%            2.08%(c)
 Net investment income...................   3.89%    4.41%(d)         2.14%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company known as a "mutual fund." The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denomi-nated money market securities. While the Fund may not change its investment objective or the "other fundamental investment policies" described in a sepa-rate section below without shareholder approval, it may, upon notice to share-holders, but without such approval, change the following investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can, of course, be no assur-ance that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including for-eign branches of U.S. banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity, i.e., rated A-1 or A-2 by

Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc, or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and participation interests in loans ex-tended by banks to such companies; and (4) repurchase agreements that are col-lateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor de-fault, the proceeds from the sale of the collateral were less than the repur-chase price.

  The Fund may invest up to 25% of its total assets in money market instru-ments issued by foreign branches of foreign banks and other foreign entities. To the extent that the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements gener-ally mandated for overseas banking operations, the possible impact of inter-ruptions in the flow of international currency transactions, potential politi-cal and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial re-porting standards.

  The Fund will not invest more than 10% of its net assets in illiquid securi-ties, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from regis-tration under the Securities Act of 1933, as amended, (the "Securities Act"), other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the ex-emption from registration in Section 4(2) of the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as such rule is amended from time to time, including the diversi-fication, quality and maturity limitations imposed by the Rule. In accordance with Rule 2a-7, the Fund will invest in securities which at the time of in-vestment have remaining maturities not exceeding 397 days and the average ma-turity of the Fund's investment portfolio will not exceed 90 days. A more de-tailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objective, Policies and Restrictions."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its as-sets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.
                          PURCHASE AND SALE OF SHARES

  Shares of the Fund may be purchased for cash and thereafter exchanged for shares of the same class of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

  Shares of the Fund also are available to holders of shares of other Alliance Mutual Funds who wish to exchange their shares for shares of a money market fund. Such an exchange transaction is effected through the redemption of the Alliance Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at their respective net asset values as next determined, without sales or service charges. Exchange purchases into the Fund may be made by tel-ephone or written request.

  Alliance Fund Services, Inc. ("AFS") is not responsible for the authenticity of telephone exchange requests. AFS will employ reasonable procedures in order to verify that telephone requests are genuine, and could be liable if it failed to use those procedures. An exchange is a taxable capital transaction for federal tax purposes. The Fund reserves the right to reject any order to acquire its shares through exchange.

HOW TO BUY SHARES

  You can purchase shares of the Fund for cash at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries. Purchases of shares for cash directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, may be made only if the purchaser has a financial in-termediary of record. The minimum initial investment is $250. The minimum for subsequent investments is $50. Investments of $25 or more are allowed under the automatic investment program. See the Subscription Application and State-ment of Additional Information for more information.

  Existing shareholders may make subsequent purchases by Electronic Funds Transfer ("EFT") if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from AFS. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.

CLASS A SHARES

  You can purchase Class A shares for cash at net asset value. Class A shares are sold without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, you may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. See "Ap-plication of the CDSC". As discussed below, Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. On cash purchases of less than $1,000,000, a commission will not be paid to the dealer or agent until the shares are exchanged for Class A shares of another Alliance Mutual Fund.

  Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of pur-chase, but on Class A shares that were received in exchange for Alliance Mu-tual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more you may pay a 1% CDSC that will be assessed as described below under "Applica-tion of the CDSC" if you redeem shares of the Fund within one year of your purchase of the Alliance Mutual Fund Class A shares originally purchased for cash. Consult the Subscription Application and Statement of Additional Infor-mation.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

  You can purchase Class B shares for cash at net asset value without an ini-tial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of net asset value at the time of redemption or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC on Class B shares is set forth below.

 Year Since
  Purchase                                                                 CDSC
 ----------                                                                ----
 First.................................................................... 4.0%
 Second................................................................... 3.0%
 Third.................................................................... 2.0%
 Fourth................................................................... 1.0%
 Fifth.................................................................... None

  Class B shares purchased for cash will automatically convert to Class A shares eight years after the end of the calendar month in which the sharehold-er's order to purchase was accepted. As discussed below, Class B shares may be exchanged at net asset value for Class B shares of other Alliance Mutual Funds. Following an exchange, Class B shares will con-tinue to age for purposes of determining the CDSC, if any, upon redemption and for purposes of conversion to Class A shares.

  Class B shares of the Fund also are offered in exchange for Class B shares of other Alliance Mutual Funds without any initial sales charge. However, you may pay a CDSC if you redeem shares of the Fund within a certain number of years of your original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase. See "Application of the CDSC" below.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

  You can purchase Class C shares for cash or in exchange for Class C shares of another Alliance Mutual Fund without any initial sales charge, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares do not convert to any other class of shares of the Fund. As discussed below, Class C shares may be exchanged at net asset value for Class C shares of other Alliance Mutual Funds.

  Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being re-deemed or net asset value at the time of redemption.

GENERAL

  The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another Alliance Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. If you are making a smaller cash purchase, you might consider purchasing Class B shares because no sales charge will be assessed on subsequent exchanges of those shares. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charges and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive different compensation for selling Class A, Class B or Class C shares. Class B and Class C shares have higher distribu-tion fees, and thus higher expense ratios, and pay correspondingly lower divi-dends than Class A shares. There is no size limit on cash purchases of Class A shares. The maximum cash purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. The Fund may refuse any order to purchase shares.

  The Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and
(iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

  In addition to the discount or commission paid to dealers, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be condi-tioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incen-tives of equivalent amount in lieu of such payments.

APPLICATION OF THE CDSC

  The CDSC is applied to the lesser of the net asset value at the time of re-demption of the shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or dis-tribution reinvestment are not subject to the CDSC.

  The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or dis-ability of a shareholder, to meet the requirement of certain qualified retire-ment plans or pursuant to a monthly, bimonthly or quarterly systematic with-drawal plan. See the Statement of Additional Information.

HOW THE FUND VALUES ITS SHARES

  The net asset value of each class' shares is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value per share is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities and dividing by the amount of outstanding shares for such class. In this connection, the Fund uses the amor-tized cost value for determining the value of the Fund's investments. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time).

HOW TO EXCHANGE SHARES

  You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. Exchanges of Class A shares are made at the net asset value next determined less the amount of any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Con-sult the prospectus of the applicable Alliance Mutual Fund for a further ex-planation of those sales charges. Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone ex-change requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value (less the amount of any ap-plicable initial sales charge imposed on the Class A shares of the other Alli-ance Mutual Fund). The exchange service may be changed, suspended or termi-nated on 60 days' written notice.

  Under the Alliance Mutual Funds' Right of Accumulation, exchanges of Class A shares made pursuant to the Alliance Dollar Cost Averaging Program or other-wise will be assessed an initial sales charge based on the shareholder's total Alliance Mutual Funds holdings, including shares of the Fund, and therefore may be eligible for a reduced sales charge. Consult with your financial repre-sentative or Alliance regarding the Alliance Dollar Cost Averaging Program, Rights of Accumulation and other time and money saving services to investors.

  Shares will age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the pur-poses of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

HOW TO SELL SHARES

  You may "redeem", i.e., sell your shares to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or EFT or for shares acquired in exchange for Alliance Mutual Fund shares recently purchased by check or EFT, the Fund will not send proceeds un-til it is reasonably satisfied that the check or EFT has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER

  Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Fund, and may charge you for this service.

SELLING SHARES DIRECTLY TO THE FUND

  Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a na-tional stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corpora-tions, intermediaries, fiduciaries and surviving joint owners. For details contact:

                         Alliance Fund Services, Inc.
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

  Alternatively, a request for redemption of shares for which no stock certif-icates have been issued can also be made by telephone to 800-221-5672. Tele-phone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value (less any applicable CDSC) and may be made only once in any 30-day period. A shareholder who has com-pleted the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an EFT. Proceeds of telephone re-demptions also may be sent by check to a shareholder's address of record. Redemption re-quests by EFT may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nomi-nee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days. See "General" below.

GENERAL

  The sale or exchange of shares is a taxable transaction for federal tax pur-poses. Under unusual circumstances, the Fund may suspend redemptions or post-pone payment for up to seven days or longer, as permitted by federal securi-ties law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  Alliance sponsors four other money market funds, Alliance Money Market Fund, Alliance Capital Reserves, Alliance Government Reserves and Alliance Municipal Trust (the "Trusts"). Each of the Trusts offers a class of shares that has a lower expense ratio and pays correspondingly higher dividends than shares of the Fund. However, the Trusts do not have an exchange privilege with Alliance Mutual Funds. Thus, if you held shares of a Trust and wished to transfer your holdings to an Alliance Mutual Fund, you would be required to redeem shares of the Trust and purchase shares of that Alliance Mutual Fund with the cash pro-ceeds of your redemption. Such a transaction would be subject to any sales charges applicable to an original purchase for cash (or eventual redemption) of shares of that Alliance Mutual Fund. To obtain the prospectus for any of the Trusts, contact AFS at the Literature telephone number on the cover of this Prospectus.

  During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instruc-tions to AFS. AFS is not responsible for the authenticity of telephone re-quests to purchase, sell or exchange shares. AFS will employ reasonable proce-dures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The tele-phone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

  AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual call 800-227-4618.

                            MANAGEMENT OF THE FUND

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with prin-cipal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to pro-vide investment advice and, in general, to conduct the management and invest-ment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

  Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represents the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retire-ment systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was retained as an investment manager for 33 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incor-porated, a holding company controlled by AXA, a French insurance holding com-pany. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

  Under its Advisory Agreement with the Fund, Alliance provides investment ad-visory services and order placement facilities for the Fund and pays all com-pensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide per-sons satisfactory to the Fund's Trustees to serve as the Fund's officers. Un-der the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of
 .25 of 1% of the first $1.25 billion of the Fund's average daily net assets; .24 of 1% of the next $.25 billion of such assets; .23 of 1% of the next $.25 billion of such assets; .22 of 1% of the next $.25 billion of such assets; .21 of 1% of the next $1 billion of such assets, and; .20 of 1% of such average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

RULE 12B-1 DISTRIBUTION SERVICES AGREEMENT

  Rule 12b-1 adopted by the Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribu-tion of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement"), which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD. Pursuant to the Plan, the Fund pays to AFD a Rule 12b-1 distribution services fee at an annual rate of .50 of 1% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate aver-age daily net assets attributable to the Class B shares and .75 of 1% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate AFD for distribution services. The Agreement provides that a portion of the distribution services fee in an amount equal to .25% of the ag-gregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that AFD will use for personal service and/or the maintenance of shareholder accounts.

  The Agreement provides that AFD may spend the distribution services fee it receives from the Fund as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, compensation of employees of AFD, compensation and expenses, including overhead and telephone and other communication expenses, of AFD and other broker-dealers, banks and other financial intermediaries that engage in or support the distri-bution of shares of the Fund, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and ad-vertising materials, and other promotional activities. In this regard, some payments under the Agreement are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and .50%, annualized, with respect to Class C shares, of the assets maintained in the Fund by their customers. The Agreement also provides that AFD may, if it wishes, retain all or any portion of the distribution services fees received from the Fund for its own purposes. Distribution services fees are accrued daily and paid month-ly, and are charged as expenses of the Fund as accrued. The Agreement also provides that Alliance may use its own resources to finance the distribution of the Fund's shares.

  The Fund is not obligated under the Agreement to pay any distribution serv-ices fee in excess of the amounts set forth above. Since AFD's compensation with respect to each of the Class A shares, Class B shares and Class C shares is not directly tied to its expenses incurred with respect to such class, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses.

  In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to AFD with respect to that class, and (ii) the Fund would not be obligated to pay AFD for any amounts expended under the Agreement not previously recovered by AFD from distribution services fees in respect of shares of such class or recovered through deferred sales charges.

  The Agreement is in compliance with rules of the National Association of Se-curities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mu-tual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

  As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of coun-sel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that change in these laws prevented a bank from providing such services, it is ex-pected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institu-tions that are registered there as broker-dealers.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES



  All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of each class via automatic investment in additional full and frac-tional shares in each shareholder's account. As such additional shares are en-titled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  The Fund intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for federal income taxes on the investment company taxable income and net capital gains distributed to its shareholders. For fed-eral income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to cer-tain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

                              GENERAL INFORMATION

ORGANIZATION

  AFD Exchange Reserves is a Massachusetts business trust that was organized on January 14, 1994. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trust-ees.

  A shareholder in the Fund will be entitled to his pro rata share of all div-idends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Fund is empowered to establish, without share-holder approval, additional portfolios which may have different investment ob-jectives.

  Shares are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series on matters, such as the election of Trust-ees, that affect all shareholders of the Fund in substantially the same man-ner. Classes A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes sepa-rately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the

Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alli-ance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, is the Principal Underwriter of shares of the Fund.

ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a rea-sonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C. This Prospectus does not consti-tute an offering in any state in which such offering may not lawfully be made.

                       ALLIANCE SUBSCRIPTION APPLICATION

                             AFD Exchange Reserves

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 6)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   -  Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------

                             AFD Exchange Reserves

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1.YOUR ACCOUNT REGISTRATION   (Please Print)
--------------------------------------------------------------------------------
[_] INDIVIDUAL OR JOINT ACCOUNT

    ---------------------------------------------------------------------------
    Owner's Name (First Name)               (MI)             (Last Name)

           -     -
    -----------------------
    Social Security Number (Required to open account)

    ---------------------------------------------------------------------------
    Joint Owner's Name* (First Name )       (MI)             (Last Name)

*Joint Tenants with right of survivorship unless otherwise indicated.

[_] GIFT/TRANSFER TO A MINOR

    ---------------------------------------------------------------------------
    Custodian - One Name Only (First Name)  (MI)             (Last Name)

    ---------------------------------------------------------------------------
    Minor's Name First Name                 (MI)             (Last Name)

           -     -
    -----------------------
    Minor's Social Security Number (Required to open account)
    Under the State of _____________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ---------------------------------------------------------------------------
    Name of Trustee

    ---------------------------------------------------------------------------
    Name of Trust

    ---------------------------------------------------------------------------
    Name of Trust (cont'd)

    ---------------------------   ---------------------------------
    Trust Dated                   Tax ID or Social Security Number
                                  (Required to open account)

[_] OTHER

    ---------------------------------------------------------------------------
     Name of Corporation, Partnership or other Entity

    -------------------
    Tax ID Number


--------------------------------------------------------------------------------
                                  2. ADDRESS
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    Street

    ---------------------------------------------------------------------------
    City                             State                 Zip Code

    ---------------------------------------------------------------------------
    If Non-U.S., Specify Country

           -       -                        -       -
    -------------------------        -------------------------
    Daytime Phone                    Evening Phone
    I am a:  [_]U.S. Citizen  [_] Non-Resident  [_]  Resident Alien  [] Other

             ++++                                             ++++
             +                                                   +
             +                                                   +
                            For Alliance Use Only

             *                                                   +
             *                                                   +
             ****                                             ++++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------

Minimum: $250; Maximum: Class B only - $250,000; Class C only - $1,000,000. Make all checks payable to AFD Exchange Reserves.
I hereby subscribe for shares of AFD Exchange Reserves

[_]  Class A         [_]  Class B (Contingent         [_]  Class C (Asset-based
                          Deferred Sales Charge)           Sales Charge)

to be purchased with the enclosed check or draft for $__________________ .

AFD Exchange Reserves may be used to meet the needs of an investor who wishes to establish a dollar cost averaging program into other like classes of Alliance Mutual Funds. See "Shareholder Options, Section 5D", below.

Class A shares will not be subject to any initial sales charge at the time of purchase. However, Class A shares exchanged into Class A shares of another Alliance Mutual Fund will be subject to applicable sales charges at the time of the exchange.
                                      ------------------------------------------
                                       DEALER USE ONLY
                                       Wire Comfirm No.:
                                      ------------------------------------------

--------------------------------------------------------------------------------
                            4. Distribution Options
--------------------------------------------------------------------------------

        If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)            [_]Reinvest dividends      [_]Pay dividends in cash      [_]Use Dividend Direction Plan
Capital Gains Distribution: (elect one)  [_]Reinvest capital gains  [_]Pay capital gains in cash  [_]Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

________________________________________  ______________________________________
Name                                      Existing Account No.

--------------------------------------------------------------------------------
                            5. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP)

   I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month, for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use.

  NOTE: Your bank must be a member of the National Automated Clearing House Association.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

_______________________  ________________  __________________  _________________
Individual Account       Date              Joint Account       Date

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
   Instructions:  . Review the information in the Prospectus about telephone transaction services.
                  . Check the box next to the telephone transaction service(s)
                    you desire.
                  . If you select the telephone purchase or redemption
                    privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

   Purchases and Redemptions via EFT

   [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

   The Fund requires signatures of bank account owners exactly as they appear on bank records.

   ____________________________  _________  _______________________  ___________
   Individual Account Owner      Date       Joint Account Owner      Date

C. SYSTEMATIC WITHDRAWAL PLAN (SWP)

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
   . $10,000 for monthly payments;  . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in ____________, 19____, for the
                                               Month
       amount of $_______________($50.00 minimum)

   Frequency:  (Please select one)  [_] Monthly  [_] Bi-Monthly  [_] Quarterly
   [_] Annually  [_] In the months circled: J F M A M J J A S O N D

   Please send payments to: (please select one)
   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
   [_] My address of record designated in Section 2.
   [_] The payee and address specified below:

   _______________________________________  ____________________________________
   Name of Payee                            Address

   _______________________________________  ____________________________________
   City                                     State                Zip

D. ALLIANCE DOLLAR COST AVERAGING PROGRAM (ADCAP)
   [_] I authorize Alliance Fund Services, Inc. to transact monthly exchanges from my Fund account into shares of the Alliance Fund(s) listed below:

         Dollar Amount   Day of Exchange**                   "To" Fund Account #
         ($25 minimum)   (1st thru 31st)    "To" Fund Name   (if existing)

                                                             [_] New
                                                             [_] Existing
         ______________  _________________  _______________  ___________________
                                                             [_] New
                                                             [_] Existing
         ______________  _________________  _______________  ___________________
                                                             [_] New
                                                             [_] Existing
         ______________  _________________  _______________  ___________________
                                                             [_] New
                                                             [_] Existing
         ______________  _________________  _______________  ___________________

   Exchanges of Class A shares are made at the net asset value next determined plus any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges. When redemption occurs, the CDSC applicable to the original shares is applied.

   Certificates must remain unissued.

   ** If the date selected for the exchange is not a Fund business day the transaction will be processed on the next Fund business day.

--------------------------------------------------------------------------------
          6. SHAREHOLDER AUTHORIZATION This section MUST be completed
                                                    ----
--------------------------------------------------------------------------------

   Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per
                                                                            ---
check.  This service can be enacted once every 30 days.
-----

   [_]  I do not elect the telephone exchange service.
             ---
   [_]  I do not elect the telephone redemption by check service.
             ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.

________________________________  ______________________________________________
Signature                         Date

________________________________  _______________________  _____________________
Signature                         Date                     Acceptance Date:


--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 6, as well as the legal capacity of the shareholder.

Dealer/Agent Firm _____________________  Authorized Signature __________________

Representative First Name _____________  MI ___  Last Name _____________________

Branch Office Address

City  _________________________________  State ______________ Zip Code _________

Branch Number _________________________  Branch Phone (   ) ____________________

SIGNATURE CARD
CLASS A OR CLASS C ACCOUNT #                       AFD EXCHANGE RESERVES
(if known)
________________________________________________________________________________
ACCOUNT NAME(S) AS REGISTERED


________________________________________________________________________________
SOCIAL SECURITY NUMBER

________________________________________________________________________________
AUTHORIZED SIGNATURE(s) --   for joint accounts, all owners, or their legal
                             representatives, must sign this card.

1.
  ------------------------------------------------------------------------------

2.
  ------------------------------------------------------------------------------

3.
  ------------------------------------------------------------------------------
________________________________________________________________________________
Check One Box [_] All the above signatures are required on checks written against this account.
              [_] Any one signature is acceptable on checks written against this account.
              [_] A combination of signatures is required (specify number). Subject to conditions printed on reverse side.
                                             STATE STREET BANK AND TRUST COMPANY

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to AFD Exchange Reserves ("AFDER") or its transfer agent as requests to redeem shares of AFDER registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and AFDER reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by AFDER upon prior written notice to its shareholders. Shares purchased by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

AFD PRO 2/97

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------

Expense Information                   2
Financial Highlights                  3
Description of the Fund               4
Purchase and Sale of Shares           6
Management of the Fund               11
Dividends, Distributions and Taxes   14
General Information                  14


                                    ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                                      AFD
--------------------------------------------------------------------------------
                                    Exchange
--------------------------------------------------------------------------------
                                    Reserves
--------------------------------------------------------------------------------

                                   Prospectus

                                February 3, 1997

Goal: Maximum current income consistent with safety of principal and liquidity.


                        [LOGO OF ALLIANCE APPEARS HERE]

This is filed pursuant to Rule 497(c).
File Nos. 33-74230 and 811-08294.

[LOGO OF ALLIANCE CAPITAL                                  AFD EXCHANGE RESERVES
     APPEARS HERE]                                           Advisor Class
-------------------------------------------------------------------------------
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

-------------------------------------------------------------------------------

AFD Exchange Reserves (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, and is thus referred to as a "money market fund."

Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment.

This Prospectus offers the Advisor Class shares of the Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund. See "Purchase and Sale of Shares."

This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated February 3, 1997 which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------

An investment in the Fund is not (i) insured or guaranteed by the U.S. Govern-ment, (ii) a deposit or obligation of, or guaranteed or endorsed by, any bank, or (iii) federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS/February 3, 1997

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transac-tion costs from investing in Advisor Class shares of the Fund and estimated annual expenses for Advisor Class shares. The "Example" following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            ADVISOR CLASS SHARES
                                                            --------------------
 Maximum sales charge imposed on purchases................          None
 Sales charge imposed on dividend reinvestments...........          None
 Deferred sales charge....................................          None
 Exchange Fee.............................................          None
ANNUAL FUND OPERATING EXPENSES
 Management fees..........................................           .25%
 12b-1 fees...............................................          None
 Other expenses(a)........................................           .54%
                                                                    ----
 Total fund operating expenses(b).........................           .79%
                                                                    ====

--------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance Capital Management L.P., based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.

EXAMPLE

 Cumulative expenses
 paid for the period of                     Advisor Class
 ----------------------                     -------------
  1 year..................................       $ 8
  3 years.................................       $25

--------

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in Advisor Class shares of the Fund will bear directly or indirectly. "Other Expenses" are based on esti-mated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% an-nual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representa-tion of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company known as a "mutual fund." The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denomi-nated money market securities. While the Fund may not change its investment objective or the "other fundamental investment policies" described in a sepa-rate section below without shareholder approval, it may, upon notice to share-holders, but without such approval, change the following investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can, of course, be no assur-ance that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including for-eign branches of U.S. banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity, i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc, or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and partici-pation interests in loans extended by banks to such companies; and (4) repur-chase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custo-dian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the proceeds from the sale of the collateral were less than the repurchase price.

  The Fund may invest up to 25% of its total assets in money market instru-ments issued by foreign branches of foreign banks and other foreign entities. To the extent that the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements gener-ally mandated for overseas banking operations, the possible impact of inter-ruptions in the flow of international currency transactions, potential politi-cal and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial re-porting standards.

  The Fund will not invest more than 10% of its net assets in illiquid securi-ties, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from regis-tration under the Securities Act of 1933, as amended, (the "Securities Act"), other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the ex-emption from registration in Section 4(2) of the Securities Act.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as such rule is amended from time to time, including the diversi-fication, quality and maturity limitations imposed by the Rule. In accordance with Rule 2a-7, the Fund will invest in securities which at the time of in-vestment have remaining maturities not exceeding 397 days and the average ma-turity of the Fund's investment portfolio will not exceed 90 days. A more de-tailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "Investment Objective, Policies and Restric-tions."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its as-sets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; or

(5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

  Advisor Class shares of the Fund may be purchased for cash and thereafter exchanged for Advisor Class shares of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Advisor Class shares of the Fund should be purchased for cash only as a temporary investment pending ex-change into Advisor Class shares of another Alliance Mutual Fund and should not be held as a long-term investment.

  Advisor Class shares of the Fund also are available to holders of Advisor Class shares of other Alliance Mutual Funds who wish to exchange their Advisor Class shares for Advisor Class shares of a money market fund. Such an exchange transaction is effected through the redemption of Alliance Mutual Fund Advisor Class shares tendered for exchange and the purchase of Advisor Class shares of the Fund at their respective net asset values as next determined. Exchange purchases into the Fund may be made by telephone or written request.

  Alliance Fund Services, Inc. ("AFS") is not responsible for the authenticity of telephone exchange requests. AFS will employ reasonable procedures in order to verify that telephone requests are genuine, and could be liable if it failed to use those procedures. An exchange is a taxable capital transaction for federal tax purposes. The Fund reserves the right to reject any order to acquire its shares through exchange.

HOW TO BUY SHARES

  The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of the Fund may be pur-chased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely
(i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal un-derwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund, and (iv) through registered investment ad-visers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such ap-proved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. For a more detailed descrip-tion of the Conversion Feature and Class A shares, see "Conversion Feature." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. For more de-tailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than de-scribed above. See the Subscription Application and Statement of Additional Information for more information.

  The Fund may refuse any order to purchase Advisor Class shares. In this re-gard, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term consid-erations.

HOW THE FUND VALUES ITS SHARES

  The net asset value of Advisor Class shares is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value per share is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities and dividing by the amount of outstanding shares for such class. In this connection, the Fund uses the amor-tized cost value for determining the value of the Fund's investments. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time).

HOW TO EXCHANGE SHARES

  You may exchange your investment in Advisor Class shares of the Fund for Ad-visor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Tele-phone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value. Please read carefully the prospectus of the mutual fund into which you are exchanging before submit-ting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The ex-change service may be changed, suspended or terminated on 60 days' written no-tice.

HOW TO SELL SHARES

  You may "redeem", i.e., sell your shares to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or Electronic Funds Transfer ("EFT") or for shares acquired in exchange for Alliance Mutual Fund shares recently purchased by check or EFT, the Fund will not send proceeds un-til it is reasonably satisfied that the check or EFT has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

SELLING SHARES THROUGH YOUR FINANCIAL REPRESENTATIVE

  Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary doc-umentation to the Fund, and may charge you for this service.

SELLING SHARES DIRECTLY TO THE FUND

  Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a na-tional stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corpora-tions, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                 800-221-5672

  Alternatively, a request for redemption of shares for which no stock certif-icates have been issued can also be made by telephone to 800-221-5672. Tele-phone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day to receive that day's net asset value and, except for certain om-nibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Applica-tion, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an EFT. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by EFT may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days. See "General" below.

GENERAL

  The sale or exchange of shares is a taxable transaction for federal tax pur-poses. Under unusual circumstances, the Fund may suspend redemptions or post-pone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained be- low $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  Alliance sponsors four other money market funds, Alliance Money Market Fund, Alliance Capital Reserves, Alliance Government Reserves and Alliance Municipal Trust (the "Trusts"). To obtain the prospectus for any of the Trusts, call the "For Literature" telephone number on the cover of this Prospectus.

  During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instruc-tions to AFS. AFS is not responsible for the authenticity of telephone re-quests to purchase, sell or exchange shares. AFS will employ reasonable proce-dures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The tele-phone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

  AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

GENERAL

  If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

  The Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of the Fund have a common investment objective and investment portfolio. Class A shares are of-fered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by tele-phone at 800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with prin-cipal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to pro-vide investment advice and, in general, to conduct the management and invest-ment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

  Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represents the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, pub-lic employee retirement systems, investment companies, foundations and endow-ment funds. The 52 registered investment companies managed by Alliance com-prising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incor-porated, a holding company controlled by AXA, a French insurance holding com-pany. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

  Under its Advisory Agreement with the Fund, Alliance provides investment ad-visory services and order placement facilities for the Fund and pays all com-pensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide per-sons satisfactory to the Fund's Trustees to serve as the Fund's officers. Un-der the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of
 .25 of 1% of the first $1.25 billion of the Fund's average daily net assets; .24 of 1% of the next $.25 billion of such assets; .23 of 1% of the next $.25 billion of such assets; .22 of 1% of the next $.25 billion of such assets; .21 of 1% of the next $1 billion of such assets, and; .20 of 1% of such average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

DISTRIBUTION SERVICES AGREEMENT

  The Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. As interpreted by courts and administra-tive agencies, the Glass-Steagall Act and other applicable laws and regula-tions limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies such as the administrative, ac-counting and other services referred to in the Agreement. In the event that change in these laws prevented a bank from providing such services, it is ex-pected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institu-tions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  All net income of the Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of each class via automatic investment in additional full and frac-tional shares in each shareholder's account. As such additional shares are en-titled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

  The Fund intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for federal income taxes on the investment company taxable income and net capital gains distributed to its shareholders. For fed-eral income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as ordinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to cer-tain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

--------------------------------------------------------------------------------
                              CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

  Advisor Class shares may be held solely through the fee-based program ac-counts, employee benefit plans and registered investment advisory or other fi-nancial intermediary relationship described above under "--How to Buy Shares," by investment advisory clients of, and by certain persons associated with, Al-liance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisory or financial intermediary, in each case that sat-isfies the requirements to purchase shares set forth under "--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is in-formed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to pur-chase Advisor Class shares will not constitute a Conversion Event. The conver-sion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital changes for Class A shares of the Fund. Class A shares are subject to a distribution fee that may not exceed an annual rate of .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.
SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of the Fund and annual expenses for Class A shares of the Fund. The Example below the table shows the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

    CLASS A SHARES

      Maximum sales charge imposed on purchases (as a percentage of of-
       fering price)(a).................................................  None
      Sales charge imposed on dividend reinvestments....................  None
      Deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)......................  None
      Exchange fee......................................................  None

    ANNUAL FUND OPERATING EXPENSES
      Management fees...................................................   .25%
      12b-1 Fees........................................................   .50
      Other expenses(b).................................................   .54
                                                                          ----
      Total fund operating expenses.....................................  1.29%
                                                                          ====

EXAMPLES

                        AFTER 1 YEAR AFTER 3 YEARS AFTER 5 YEARS AFTER 10 YEARS
                        ------------ ------------- ------------- --------------
     Class A...........     $13           $41           $71           $156

--------
(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to AFS an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of Class A shares of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The Example should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS. The following table presents per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the table has been audited by McGladrey & Pullen, LLP, the independent accountants for the Fund. A report of McGladrey & Pullen, LLP on the information with respect to the Fund appears in the Fund's Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

                                                     CLASS A
                                  -----------------------------------------------
                                   YEAR ENDED    YEAR ENDED    MARCH 25, 1994(a)
                                  SEPTEMBER 30, SEPTEMBER 30,          TO
                                      1996          1995       SEPTEMBER 30, 1994
                                  ------------- -------------  ------------------
Net asset value, beginning of
 period.........................      $1.00         $1.00             $1.00
                                     ------        ------            ------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment income...........      .0416         .0453             .0126
                                     ------        ------            ------
LESS: DISTRIBUTIONS
Dividends from net investment
 income.........................     (.0416)       (.0453)           (.0126)
                                     ------        ------            ------
Net asset value, end of period..      $1.00         $1.00             $1.00
                                     ======        ======            ======
TOTAL RETURN
Total investment return based on
 net asset value(b).............       4.24%         4.64%             2.45%(c)
                                     ======        ======            ======
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in
 millions)......................        $41           $41               $18
Ratio of average net assets to:
 Expenses, net of waivers.......       1.29%         1.21%             1.82%(c)
 Expenses, before waivers.......       1.29%         1.29%             1.82%(c)
 Net investment income..........       4.15%         4.63%(d)          2.62%(c)

--------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c) Annualized.
(d) Net of expenses waived by the Adviser.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

  AFD Exchange Reserves is a Massachusetts business trust that was organized on January 14, 1994. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

  A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then cur-rent net asset value of the Fund represented by the redeemed shares. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

  Shares are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series on matters, such as the election of Trust-ees, that affect all shareholders of the Fund in substantially the same man-ner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares con-vert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appro-priate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters re-lating to the organization of the Fund are discussed in the Statement of Addi-tional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alli-ance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PRINCIPAL UNDERWRITER

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, is the Principal Underwriter of shares of the Fund.

ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a rea-sonable charge from the Commission or may be examined, with- out charge, at the offices of the Commission in Washington, D.C. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                       ALLIANCE SUBSCRIPTION APPLICATION

                             AFD Exchange Reserves
                                 Advisor Class

--------------------------------------------------------------------------------
                         Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 6)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   -  Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: 1-(800) 221-5672.

--------------------------------------------------------------------------------
                           Subscription Application
--------------------------------------------------------------------------------

                             AFD Exchange Reserves

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. Your Account Registration   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

________________________________________________________________________________
Owner's Name        (First Name)         (MI)        (Last Name)

   -  -
_____________
Social Security Number (Required to open account)

________________________________________________________________________________
Joint Owner's Name* (First Name)         (MI)        (Last Name)
*Joint Tenants with right of survivorship unless otherwise indicated.

[_] GIFT/TRANSFER TO A MINOR

________________________________________________________________________________
Custodian - One Name Only  (First Name)  (MI)        (Last Name)

________________________________________________________________________________
Minor's Name  First Name                 (MI)        (Last Name)

   -  -
_____________
Minor's Social Security Number (Required to open account)
Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

________________________________________________________________________________
Name of Trustee

________________________________________________________________________________
Name of Trust

________________________________________________________________________________
Name of Trust (cont'd)

_______________________________    ________________________________
Trust Dated                        Tax ID or Social Security Number
                                   (Required to open account)

[_] OTHER

________________________________________________________________________________
Name of Corporation, Partnership, Investment only retirement plan, or other
Entity

_________________           ____________________________________________
Tax ID Number               Trustee Name (Retirement Plans only)

--------------------------------------------------------------------------------
                                  2. Address
--------------------------------------------------------------------------------

________________________________________________________________________________
Street

________________________________________________________________________________
City                            State            Zip Code

________________________________________________________________________________
If Non-U.S., Specify Country

   -   -                                 -   -
_________________________________    ___________________________________________
Daytime Phone                        Evening Phone
I am a:  [_] U.S. Citizen  [_] Non-Resident  [_] Resident Alien  [_] Other

                         +++++                    ++++
                         +                           +
                         +                           +

                             For Alliance Use Only


                         +                           +
                         +                           +
                         +++++                    ++++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------

Minimum: $250. Make all checks payable to AFD Exchange Reserves.
I hereby subscribe for Advisor Class shares of AFD Exchange Reserves to be purchased with the enclosed check or draft for $______________.

AFD Exchange Reserves may be used to meet the needs of an investor who wishes to establish a dollar cost averaging program into other Alliance
Mutual Funds that offer Advisor Class shares. See "Shareholder Options, Section 5D", below.

                                       -----------------------------------------
                                       DEALER USE ONLY
                                       Wire Confirm No.:
                                       -----------------------------------------

--------------------------------------------------------------------------------
                            4. Distribution Options
--------------------------------------------------------------------------------

If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)             [_] Reinvest dividends
                                          [_] Pay dividends in cash
                                          [_] Use Dividend Direction Plan
Capital Gains Distribution: (elect one)   [_] Reinvest capital gains
                                          [_] Pay capital gains in cash
                                          [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

______________________________________ _________________________________________
Name                                   Existing Account No.

--------------------------------------------------------------------------------
                            5. Shareholder Options
--------------------------------------------------------------------------------
A.  AUTOMATIC INVESTMENT PROGRAM (AIP)

  I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month, for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use.

  NOTE: Your bank must be a member of the National Automated Clearing House Association.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

___________________ _________________ _______________________ _________________
Individual Account  Date               Joint Account           Date

B.TELEPHONE TRANSACTIONS

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . Check the box next to the telephone transaction service(s)
                   you desire.
                 . If you select the telephone purchase or redemption
                   privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

  Purchases and Redemptions via EFT

  [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

  _________________________ ______________ ____________________ ________________
  Individual Account Owner  Date           Joint Account Owner  Date

C.SYSTEMATIC WITHDRAWAL PLAN (SWP)

  In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
  . $10,000 for monthly payments; . $5,000 for bi-monthly payments;
  . $4,000 for quarterly payments or less frequent payments

  [_] I authorize this service to begin in _______, 19____, for the amount of $_______________($50.00 minimum)

                       Month
  Frequency:  (Please select one)  [_] Monthly  [_] Bi-Monthly  [_] Quarterly
  [_] Annually  [_] In the months circled:  J F M A M J J A S O N D

  Please send payments to: (please select one)
  [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
  [_]  My address of record designated in Section 2.
  [_]  The payee and address specified below:

  _____________________________________ ________________________________________
  Name of Payee                         Address

  _____________________________________ _____________________ __________________
  City                                  State                 Zip

D. ALLIANCE DOLLAR COST AVERAGING PROGRAM (ADCAP)
  [_] I authorize Alliance Fund Services, Inc. to transact monthly exchanges from my Fund account into Advisor Class shares of the Alliance
      Fund(s) listed below:

        Dollar Amount   Day of Exchange**                   "To" Fund Account #
        ($25 minimum)   (1st thru 31st)    "To" Fund Name   (if existing)

                                                            [_] New
                                                            [_] Existing
        ______________  _________________  _______________  ____________________

                                                            [_] New
                                                            [_] Existing
        ______________  _________________  _______________  ____________________

                                                            [_] New
                                                            [_] Existing
        ______________  _________________  _______________  ____________________

                                                            [_] New
                                                            [_] Existing
        ______________  _________________  _______________  ____________________

      Exchanges of Advisor Class shares are made at the net asset value next determined.

      Certificates must remain unissued.

  ** If the date selected for the exchange is not a Fund business day the transaction will be processed on the next Fund business day.

--------------------------------------------------------------------------------
          6. Shareholder Authorization This section MUST be completed
--------------------------------------------------------------------------------

  Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

  [_] I do not elect the telephone exchange service.  [_] I do not elect the
           ---                                                 ---
telephone redemption by check service.

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.


______________________________________ _________________________________________
Signature                              Date


______________________________________ ___________________ _____________________
Signature                              Date                Acceptance Date:


--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 6, as well as the legal capacity of the shareholder.

Dealer/Agent Firm ____________________ Authorized Signature ____________________

Representative First Name ____________ MI _______ Last Name ____________________

Signature Card
Advisor Class Account #                AFD Exchange Reserves
(if known)
--------------------------------------------------------------------------------
Account Name(s) As Registered

--------------------------------------------------------------------------------
Social Security Number

--------------------------------------------------------------------------------
Authorized Signature(s) -- for joint accounts, all owners, or their legal representatives, must sign this card.

1.
  ------------------------------------------------------------------------------
2.
  ------------------------------------------------------------------------------
3.
  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Check One Box   [_] All the above signatures are required on checks written against this account.
                [_] Any one signature is acceptable on checks written against this account.
                [_] A combination of signatures is required (specify number).
Subject to conditions printed on reverse side.
                                       STATE STREET BANK AND TRUST COMPANY

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to AFD Exchange Reserves ("AFDER") or its transfer agent as requests to redeem shares of AFDER registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and AFDER reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by AFDER upon prior written notice to its shareholders. Shares purchased by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

AFD PRO 2/97

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------
Expense Information                                                          2
Description of the Fund                                                      3
Purchase and Sale of Shares                                                  5
Management of the Fund                                                       9
Dividends, Distributions and Taxes                                          10
Conversion Feature                                                          10
General Information                                                         13


                                    ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                                      AFD
--------------------------------------------------------------------------------
                                    Exchange
--------------------------------------------------------------------------------
                                    Reserves
--------------------------------------------------------------------------------

                                   Prospectus
                                (Advisor Class)
                                February 3, 1997


Goal: Maximum current income consistent with safety of principal and liquidity.



                   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

This is filed pursuant to Rule 497(c).
File Nos. 33-74230 and 811-08294.

(LOGO)                                      AFD EXCHANGE RESERVES
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

               STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus that offers Class A, Class B and Class C shares of the Fund and the current Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             Page

         Investment Objective, Policies
           and Restrictions ...............................     2
         Management of the Fund............................    11
         Expenses of the Fund..............................    17
         Purchase of Shares................................    21
         Redemption and Repurchase of Shares...............    38
         Shareholder Services..............................    42
         Daily Dividends--Determination of
           Net Asset Value.................................    50
         Taxes.............................................    51
         Portfolio Transactions............................    52
         General Information...............................    53
         Financial Statements and
         Independent Auditor's Report......................    57
         Appendix--Commercial Paper and
           Bond Ratings....................................   A-1


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


         AFD Exchange Reserves (the "Fund") is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's investment portfolio will not exceed 90 days. Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then

"accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of high quality (i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies). For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees of the Trust for evaluating and monitoring such vendors' creditworthiness. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

         Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the
Trustees: The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by Alliance Capital Management L.P. ("Alliance") to be liquid in accordance with procedures adopted by the Trustees of the Fund and (b) repurchase agreements not terminable within seven days.

         The Fund may purchase restricted securities that are determined by Alliance to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). For example, the Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission ("Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Commission adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to Alliance, pursuant to guidelines approved by the Trustees.

         Alliance takes into account a number of factors in determining whether a restricted security eligible for resale under Rule 144A of the Securities Act being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

        (ii) the number of dealers making quotations to purchase or sell the security;

       (iii) the number of other potential purchasers of the security;

        (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
              and

        (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, Alliance must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

        (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROS"), or if only NRSRO rates the security, by that NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

         Alliance must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Fund, Alliance monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         Subject to its policy of not investing 25% or more of its total assets in instruments issued by foreign branches of foreign banks and other foreign entities, the Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by Alliance to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if Alliance determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies or instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities and (B) five percent of its total assets in second tier securities.

Investment Restrictions

         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

         The Fund:

         1. May not invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks);

         2. May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         3. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of Alliance who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

         As a matter of operating policy, fundamental investment restriction number 2 would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of the value of its total assets at the time of purchase in the commercial paper, including variable amount master demand notes, of any one issuer, and (ii) will not pledge, hypothecate or in any manner transfer, as security for indebtedness, securities owned by the Fund if such pledge, hypothecation, or transfer would then result in more than 10% of the Fund's net assets being so encumbered.

                     MANAGEMENT OF THE FUND


Trustees and Officers

         The Trustees and principal officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance.

Trustees

         RUTH BLOCK, 65, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of the Equitable Life Assurance Society of the United
States since prior to 1992.   Her address is P.O. Box 4653,
Stamford, Connecticut  06903.

         JOHN D. CARIFA,* 51, is the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
("ACMC"),** with which he has been associated since prior to 1992.

         DAVID H. DIEVLER, 66, was formerly a Senior Vice
President of ACMC with which he had been associated since prior to 1992. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 54, has been President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992 he was a Director of ACMC. His address is 105 West 55th Street, New York, New York 10019.


____________________

*   An "interested person" of the Fund as defined in the Act.

**  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of Alliance, and to the predecessor general partner of Alliance of the same name.

         WILLIAM H. FOULK, JR., 64, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, CT 06831.

         DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 62, was formerly a partner at Orrick, Herrington & Sutcliff and is currently of counsel to that law firm. His address is 666 Fifth Avenue, 19th Floor, New York,
New York 10103.

Officers

         JOHN D. CARIFA - Chairman and President, see Biography above.***

         KATHLEEN A. CORBET - Senior Vice President, 35, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 54, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1992.

         JOHN F. CHIODI, Jr. - Vice President, 29, is a Vice
President of ACMC, with which he has been associated since prior to 1992.

____________________

*** An "interested person" of the Fund as defined in the Act.

         PAMELA F. RICHARDSON - Vice President, 42, is a Vice
President of ACMC, with which she has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
45, is a Senior Vice President of Alliance Fund Services, Inc.
and a Vice President of Alliance Fund Distributors, Inc., with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 45, is a Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. and Vice President and Associate General Counsel of ACMC, with which he has been associated since prior to 1992.

         JOSEPH J. MANTINEO, Controller, 36, is a Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Assistant Controller, 32, is an
Assistant Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         EMILIE D. WRAPP - Assistant Secretary, 40, is Special
Counsel and Vice President of AFD, with which she has been associated since prior to 1992.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1996, and the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), are set forth below. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                Total             Total Number of
                                Compensation      funds in the Alliance
                   Aggregate    From the Alliance Fund Complex, Including
Name of            Compensation Fund Complex,     the Fund, as to which
Trustee of         from the     including         the Trustee is a
the Fund           Fund         the Fund          Director or Trustee
__________         ____________ _________________ ______________________

John D. Carifa        $ -0-         $ -0-                   50
Ruth Block            $3,679        $157,500                37
David H. Dievler      $3,659        $182,000                43
John H. Dobkin        $3,751        $121,250                30
William H. Foulk, Jr. $3,778        $144,250                32
Dr. James M. Hester   $3,686        $148,500                38
Clifford L. Michel    $3,686        $146,068                38
Donald J. Robinson    $367          $137,250                38


         As of January 17, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1996, 33 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries own approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial service activities in the United States, Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 9, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

         Under the Advisory Agreement, Alliance provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets,
 .21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. As to the obtaining of clerical and accounting services not required to be provided to the Fund by Alliance under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. For the fiscal year ended September 30, 1995, Alliance received from the Fund advisory fees of $297,892. For the fiscal year ended September 30, 1996, Alliance received from the Fund advisory fees of $297,876.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by Alliance on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on March 23, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act of any such party, at a meeting called for that purpose and held on January 18, 1994, and by the Fund's initial shareholder on March 14, 1994.

         The Advisory Agreement will remain in effect until September 30, 1997 and thereafter for successive twelve-month periods (computed from each October 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund. When two or more of the clients of Alliance (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.



                      EXPENSES OF THE FUND


Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributor, Inc. the Fund's principal underwriter(the "Principal Underwriter") to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Trustees of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Trustees who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Trustees then in office. The Agreement was initially approved by the Trustees of the Fund at a meeting held on January 18, 1994, and by the Fund's initial shareholder on March 14, 1994.

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Trustees will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the Fund's fiscal year ended September 30, 1996, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class A in amounts aggregating $199,590, which constituted .50 of 1% of Class A's average daily net assets during such fiscal year, and Alliance made payments from its own resources aggregating $163,096. Of the $362,686 paid by the Fund and Alliance under the Agreement in the case of the Class A shares, $36,433 was spent on advertising, $6,760 on the printing and mailing of prospectuses for persons other than current shareholders, $138,382 for compensation to broker-dealers, $47,395 for compensation to sales personnel and $133,716 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1996, the Fund paid distribution services fees for expenditures under the Agreement to The Principal Underwriter with respect to Class B shares in amounts aggregating $660,870, which constituted 1% of Class B's average daily net assets during such fiscal year, and Alliance made payments from its own resources aggregating $137,350. Of the $798,220 paid by the Fund and Alliance under the Agreement in the case of the Class B shares, $46,260 was spent on advertising, $4,250 on the printing and mailing of prospectuses for persons other than current shareholders, $519,056 for compensation to broker-dealers, $28,294 for compensation paid to sales personnel, $98,145 for interest on Class B shares financing and $102,215 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1996, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class C shares in amounts aggregating $98,588, which constituted
 .75 of 1% of Class C's average daily net assets during such fiscal year, and Alliance made payments from its own resources aggregating $84,952. Of the $183,540 paid by the Fund and Alliance under the Agreement in the case of the Class C shares, $17,992 was spent on advertising, $3,191 on the printing and mailing of prospectuses for persons other than current shareholders, $107,194 for compensation to broker-dealers, $19,588 for compensation to sales personnel and $35,605 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         The Agreement became effective on March 23, 1994 with respect to the Class A shares, Class B shares and Class C shares and June 4, 1996 with respect to the Advisor Class shares. The Agreement will continue in effect until September 30, 1997 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund or a particular class of the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of Alliance, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended September 30, 1996, the Fund paid Alliance Fund Services, Inc. $129,936 for transfer agency services.

                       PURCHASE OF SHARES


         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value. Shares of the Fund are available to holders of shares of other Alliance Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase or sale of Advisor Class shares made through such financial representative.

         The Fund's four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A and Class B shares bear the expense of their respective contingent deferred sales charges, (ii) Class B and Class C shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions By Exchange

         An exchange is effected through the redemption of the Alliance Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at net asset value. The Alliance Mutual Fund the shares of which are being exchanged must receive
(i) proper instructions and any necessary supporting documents as described in such Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonable assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is any day the New York Stock Exchange (the "Exchange") is open for trading. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash

         Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance
Mutual Fund and should not be held as a long-term investment.

         Shares of the Fund are offered on a continuos basis at a price equal to their net asset value ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor class shares without any initial, contingent deferred, or asset-based sales charge, in each case described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by investment management clients of Alliance or its affiliates, (iv) by officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by Alliance; present or retired full-time employees of Alliance, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (v) by Alliance, the Principal Underwriter, Alliance Fund

Services, Inc. and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates,
(vi) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (vii) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vii) by persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; (ix) by employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and (x) by directors and present or retired full-time employees of Koll Real Estate Services.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriters. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain Omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

         The per share net asset value of the Fund's shares is computed in accordance with the Fund's Agreement and Declaration of Trust as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value."

         The Fund may refuse any order for the acquisition of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. In addition, the Fund reserves the right, on 60 days' written notice to its shareholders to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
As a convenience to the Subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for any inconvenience of lost or stolen stock certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, namely, the telephone, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         The Trustees of the Fund have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C shares.****

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another Alliance Mutual Fund and other circumstances. The Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. In addition, the Principal Underwriter will reject any order for more than $5,000,000 of Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds, investors not qualifying for reduced Class A sales charges
____________________

****Advisor Class shares are sold only to investors described above in this section under "-- Purchase for Cash."

who expect to exchange their shares for Class A shares of another Alliance Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other Alliance Mutual Funds.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a contingent deferred sales charge for a four-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is their net asset value. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another Alliance Mutual Fund, the sales charge applicable to the other Alliance Mutual Fund will be assessed at the time of the exchange.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Class A shares that were received in exchange of Class A shares of another Alliance Mutual Fund that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more and that are redeemed within one year of the original purchase will be subject to a 1% contingent deferred sales charge. No charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions on Class A shares of other Alliance Mutual Funds by combining purchases of shares of the Fund and shares of other Alliance Mutual Funds into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of Alliance Mutual Funds or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves

The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund

  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another Alliance Mutual Fund may qualify for a Cumulative Quantity Discount from any applicable sales charge. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of the Fund or another Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of another alliance Mutual Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the rate applicable to a single $300,000 purchase of shares of that Alliance Mutual Fund, rather than the rate applicable to a $100,000 purchase.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors of the Fund may also obtain reduced sales charges by means of a written Statement of Intention, which expresses the investor's intention to invest, including through exchange of their Class A shares of the Fund, not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of another Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of any Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of an Alliance Mutual Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of that Alliance Mutual Fund or any other Alliance Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e., the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Alliance Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of that Alliance Mutual Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of that Alliance Mutual Fund should complete the appropriate portion of the Subscription Application found in the Prospectus of that Alliance Mutual Fund. Current Class A shareholders of that Alliance Mutual Fund desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of that Alliance Mutual Fund's Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of any Alliance Mutual Fund, including through the exchanges of their Class A shares of the Fund, at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase of that Alliance Mutual Fund's shares. The sales charge applicable to such initial purchase of shares of that Alliance Mutual Fund will be that normally applicable, under the schedule of the sales charges set forth in the Statement of Additional Information of that Alliance Mutual Fund, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Class B Shares

         Investors may purchase Class B shares for cash at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investors purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares purchased for cash are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Class B shares of the Fund are also offered to holders of Class B shares of other Alliance Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of their cash purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since               Contingent Deferred Sales Charge as
Cash Purchase            a % of Dollar Amount Subject to Charge
_________________        ___________________________________

First                    4.00%
Second                   3.00%
Third                    2.00%
Fourth                   1.00%
Fifth                    None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions, and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the net asset value at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a Systematic Withdrawal Plan (see "Shareholder Services--Systematic Withdrawal Plan").

         Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares of the Fund in accordance with the conversion schedule applicable to the original Alliance Mutual Fund Class B shares purchased, or in the case of Class B shares of the Fund purchased for cash, on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs, and will no longer be subject to a higher distribution services fee following conversion. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purposes of the conversion feature are (i) to provide a mechanism whereby the time period for the automatic conversion of Class B shares to Class A shares will continue to elapse in the event the Class B shares originally purchased for cash are subsequently exchanged for Class B shares of the Fund or Class B shares of another Alliance Mutual Fund and (ii) to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the original sale of such shares. See "Shareholder Services--Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the subaccount) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         Class C shares of the Fund are also offered to holders of Class C shares of other Alliance Mutual Funds without any sales charge at the time of purchase or redemption.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Purchase for Cash," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Purchase for Cash" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.



               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their net asset value, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short- term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in

Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer, once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made before 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services,

Inc., or by checking the appropriate box on the shareholder or options form.

         Telephone Redemption - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor Alliance, AFD or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. In addition,
(i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and
(iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Funds, Alliance, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance funds being acquired may be legally sold. Each Alliance fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of Alliance funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals maybe undesirable because of the imposition of sales charges. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, McGladrey & Pullen LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting

         A New Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE


         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (Eastern time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         Dividends paid by the Fund, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day as of the close of regular trading in the Exchange currently 4:00 p.m. (Eastern time). The net asset value per share of each class is calculated by determining the amount of assets attributable to each class of shares, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to Alliance, are accrued daily.



                              TAXES


         The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.



                     PORTFOLIO TRANSACTIONS


         Subject to the general supervision of the Trustees of the Fund, Alliance is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, Alliance, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to Alliance. Such services may be used by Alliance for all of its investment advisory accounts and, accordingly, not all such services may be used by Alliance in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by Alliance under Advisory Agreement, and the expenses of the Alliance will not necessarily be reduced as a result of the receipt of such information. During the fiscal year ended September 30, 1995 and for the fiscal year ended September 30, 1996, the Fund incurred no brokerage commissions.

                       GENERAL INFORMATION


Capitalization

         The Fund has an unlimited number of authorized Class A, Class B, Class C and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         As of the close of business on January 17, 1997, there were 119,400,550 shares of beneficial interest of the Fund outstanding. Of this amount, 33,902,454 shares were Class A shares, 71,836,297 shares were Class B shares and 13,661,799 shares were Class C shares. Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at January 17, 1997:

                             No. of              % of
Name and Address             Shares              Class

Class C Shares

Verlin R. Eppert             1,132,271           8.29%
Rosalie A. Eppert Jt Ten
31490 Bellvine Trail
Birmingham, MI  48025-3703

CEBCO Construction Inc.      873,892             6.40%
Acct #2
Attn: Jerry Cummings
P.O. Box 476
Spring Lake, NC 28390-0476

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of Alliance, such risk is not material.

Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and Alliance Fund Distributors, Inc., the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act, as amended.

Independent Auditors

         An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen LLP, 555 Fifth Avenue, New
York, New York, independent auditors for the Fund.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Yield Quotations

         Advertisements containing yield quotations which are computed separately for Class A, Class B, Class C and Advisor Class shares may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period,
(ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent.
Effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = ((base period return + 1)365/7) - 1.

         Dividends for the seven days ended September 30, 1996 for Class A amounted to an annualized yield of 3.p96% equivalent to an effective yield of 4.04%, for Class B an annualized yield of 3.45% equivalent to an effective yield of 3.51% and for

Class C an annualized yield of 3.71% equivalent to an effective yield of 3.78%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at (212) 785-9106.

         Additional Information. Any shareholder inquiries may be directed to the shareholder's broker or Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

STATEMENT OF NET ASSETS
September 30, 1996                                        AFD Exchange Reserves
_______________________________________________________________________________

Principal
 Amount
  (000)    Security                                 Yield       Value
-------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS-98.4%
           FEDERAL NATIONAL MORTGAGE ASSOCIATION-37.7%
   8,500   10/16/96                                  5.33%  $  8,481,123
   5,000   11/01/96                                  5.35      4,976,965
  22,000   10/15/96                                  5.38     21,953,971
  10,000   5.47%, 4/04/97 FRN                        5.57      9,997,628
                                                             ------------
                                                              45,409,687

           FEDERAL HOME LOAN MORTGAGE CORPORATION-22.4%
  10,000   10/10/96                                  5.22      9,986,950
   4,000   10/11/96                                  5.24      3,994,178
  11,000   10/10/96                                  5.29     10,985,452
   2,000   10/01/96                                  5.70      2,000,000
                                                             ------------
                                                              26,966,580

           FEDERAL HOME LOAN BANK-18.6%
  22,500   11/12/96                                  5.33     22,360,088

           TENNESSEE VALLEY AUTHORITY-9.5%
  11,500   11/07/96                                  5.20     11,438,539

           STUDENT LOAN MARKETING ASSOCIATION-4.5%
   5,500   12/18/96                                  5.34      5,436,365

           U.S. TREASURY NOTE-4.2%
   5,000   6.88%, 3/31/97                            5.52      5,032,429

           FEDERAL FARM CREDIT BANK-1.5%
   1,800   11/06/96                                  5.31      1,790,442

           Total U.S. Government & Agency Obligations
           (amortized cost $118,434,130)                     118,434,130

           TOTAL INVESTMENTS-98.4%
           (amortized cost $118,434,130)                     118,434,130
           Other assets less liabilities-1.6%                  1,985,309

           NET ASSETS-100%
           (offering and redemption price of $1.00
           per share; 42,195,404 Class A shares;
           65,009,678 Class B shares and 13,216,543
           Class C shares outstanding)                      $120,419,439


Glossary:
FRN - Floating Rate Note

See notes to financial statements


2



STATEMENT OF OPERATIONS
Year Ended September 30, 1996                             AFD Exchange Reserves
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $6,495,746

EXPENSES
  Advisory fee                                          $297,876
  Distribution fee-Class A                               199,591
  Distribution fee-Class B                               660,870
  Distribution fee-Class C                                98,588
  Transfer agency                                        173,439
  Registration fees                                      120,032
  Custodian                                               92,963
  Administrative                                          92,765
  Audit and legal                                         62,722
  Amortization of organizational expense                  44,310
  Printing                                                28,075
  Trustees' fees                                          24,945
  Miscellaneous                                            8,999
  Total expenses                                                      1,905,175
  Net investment income                                               4,590,571

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                          105

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $4,590,676



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                    Year Ended     Year Ended
                                                   Sep. 30,1996   Sep. 30,1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,590,571   $  5,170,964
  Net realized gain (loss) on investments                   105         (1,256)
  Net increase in net assets from operations          4,590,676      5,169,708

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,654,846)    (1,730,554)
    Class B                                          (2,424,825)    (2,869,673)
    Class C                                            (510,900)      (570,737)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                        3,761,761     62,057,743
  Total increase                                      3,761,866     62,056,487

NET ASSETS
  Beginning of year                                 116,657,573     54,601,086
  End of year                                      $120,419,439   $116,657,573


See notes to financial statements.


3



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996                                        AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year will be charged. Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other Alliance Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for Alliance Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the Alliance Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged for Class B shares of other Alliance Mutual Funds. Class B shares also are offered in exchange for Class B shares of other Alliance Mutual Funds without any initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of Alliance Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the Alliance Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another Alliance Mutual Fund without any initial sales charge or CDSC. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other Alliance Mutual Funds.

Effective October 1, 1996, Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another Alliance Mutual Fund without any initial or contingent CDSC and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund.

The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Securities
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Organization Expenses
Organization expenses of approximately $198,644 have been deferred and are being amortized on a straight-line basis through March, 1999.

3. Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Dividends
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near calendar year end.

5. Investment Income and Security Transactions
Interest income is accrued daily. Security transactions are recorded on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


4



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25 of 1% on the first $1.25 billion of average daily net assets; .24 of 1% on the next $.25 billion; .23 of 1% on the next $.25 billion;
 .22 of 1% on the next $.25 billion; .21 of 1% on the next $1 billion; and .20 of 1% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1996, the Fund incurred costs of $92,765.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services. Such compensation amounted to $129,936 for the year ended September 30, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12B-1 under the Investment Company Act of 1940 for Class A, Class B and Class C. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75 of 1% of the average daily net assets attributable to Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
At September 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 1996, the Portfolio had a capital loss carryforward of $2,186, of which $930 expires in 2002 and $1,256 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At September 30, 1996, capital paid-in aggregated $42,195,404 for Class A, $65,009,678 for Class B and $13,216,543 for Class C. Transactions, all at $1.00 per share, were as follows:


                                                            CLASS A
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                      382,975,223      254,814,516
Shares issued on reinvestments of dividends        1,654,846        1,730,554
Shares converted from Class B                      1,090,820                0
Shares redeemed                                 (384,645,564)    (233,640,310)
Net increase                                       1,075,325       22,904,760


                                                           CLASS B
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                      166,636,823      235,826,904
Shares issued on reinvestments of dividends        2,424,825        2,869,673
Shares converted to Class A                       (1,090,820)               0
Shares redeemed                                 (168,231,937)    (204,665,847)
Net increase (decrease)                             (261,109)      34,030,730

                                                           CLASS C
                                                ------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                SEP. 30, 1996    SEP. 30, 1995
                                                -------------    -------------
Shares sold                                       90,072,507       72,011,656
Shares issued on reinvestments of dividends          510,900          570,737
Shares redeemed                                  (87,635,862)     (67,460,140)
Net increase                                       2,947,545        5,122,253


5



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 AFD EXCHANGE RESERVES
_______________________________________________________________________________

NOTE F: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

                                                       CLASS A
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0416       .0453        .0126
LESS: DISTRIBUTIONS
Dividends from net investment income       (.0416)     (.0453)      (.0126)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        4.24%       4.64%        2.45%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $41         $41          $18
Ratio of average net assets to:
  Expenses, net of waivers                   1.29%       1.21%        1.82%(c)
  Expenses, before waivers                   1.29%       1.29%        1.82%(c)
  Net investment income                      4.15%       4.63%(d)     2.62%(c)


                                                       CLASS B
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0366       .0404        .0101
LESS: DISTRIBUTIONS
Dividends from net investment income       (.0366)     (.0404)      (.0101)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        3.72%       4.12%        1.95%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $65         $65          $31
Ratio of average net assets to:
  Expenses, net of waivers                   1.79%       1.70%        2.35%(c)
  Expenses, before waivers                   1.79%       1.78%        2.35%(c)
  Net investment income                      3.67%       4.17%(d)     1.91%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c)  Annualized.

(d)  Net of expenses waived by the Adviser.


6



                                                          AFD EXCHANGE RESERVES
_______________________________________________________________________________

                                                       CLASS C
                                         --------------------------------------
                                         YEAR ENDED SEPTEMBER 30    MARCH 25,
                                         ------------------------   1994(a) TO
                                             1996        1995      SEP. 30,1994
                                         -----------  -----------  ------------
Net asset value, beginning of period      $  1.00     $  1.00      $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .0390       .0430        .0112

LESS: DISTRIBUTIONS
Dividends from net investment income       (.0390)     (.0430)      (.0112)
Net asset value, end of period            $  1.00     $  1.00      $  1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                        3.98%       4.39%        2.18%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $13         $10           $5
Ratio of average net assets to:
  Expenses, net of waivers                   1.55%       1.45%        2.08%(c)
  Expenses, before waivers                   1.55%       1.52%        2.08%(c)
  Net investment income                      3.89%       4.41%(d)     2.14%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(c)  Annualized.

(d)  Net of expenses waived by the Adviser.


7



INDEPENDENT AUDITOR'S REPORT                              AFD EXCHANGE RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS AFD EXCHANGE RESERVES

We have audited the accompanying statements of net assets of AFD Exchange Reserves as of September 30, 1996 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AFD Exchange Reserves as of September 30, 1996, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
October 21, 1996


8

                            APPENDIX

_______________________________________________________________

Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings

         The Fund will invest only in paper maintaining a high quality rating.

         "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

         Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

         Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.


















                               A-2
00250163.AL0